Ivy Funds

Supplement dated March 19, 2020 to the

Ivy Funds Prospectus

dated July 31, 2019

as supplemented November 4, 2019, December 31, 2019, January 8, 2020 and March 13, 2020

The following is inserted as a new paragraph immediately following the “Net Management Fee Paid” table of the “The Management of the Funds — Management Fee” section on page 212:

Pursuant to a 2011 agreement between IICO and the Trust, IICO has determined to voluntarily waive and/or reimburse sufficient expenses of any class of Ivy Government Money Market Fund to the extent necessary to maintain a yield of not less than zero. There is no guarantee that any class of Ivy Government Money Market Fund will maintain such a yield. IICO may amend or terminate this voluntary waiver and/or reimbursement at any time without prior notice to shareholders.

Supplement	Prospectus	1